UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 3, 2019 (August 30, 2019)

TRONOX HOLDINGS PLC
(Exact Name of Registrant as Specified in Its Charter)

England and Wales	001-35573	98-1467236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

263 Tresser Boulevard, Suite 1100 Stamford, Connecticut 06901	Laporte Road, Stallingborough, Grimsby, North East Lincolnshire, DN40 2PR United Kingdom

(Address of Principal Executive Offices) (Zip Code)

(203) 705-3800
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Ordinary shares, par value $0.01 per share	TROX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

(a)	Supplemental Indenture to 2025 Senior Notes

On August 30, 2019, certain of the foreign entities acquired in connection with the closing of the acquisition of the titanium dioxide business of The National Titanium Dioxide Company Limited, a limited company organized under the laws of the Kingdom of Saudi Arabia (the “Additional Cristal Entities”) entered into a supplemental indenture relating to the 5.75% Senior Notes due 2025 (the “2025 Senior Notes”) previously issued by Tronox Finance plc, a public limited company incorporated under the laws of England and Wales, and guaranteed by Tronox Holdings plc and certain of its subsidiaries, whereby such Additional Cristal Entities became additional guarantors with respect to the 2025 Senior Notes (the “2025 Senior Notes Supplemental Indenture”). The foregoing summary of the 2025 Senior Notes Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the 2025 Senior Notes Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.1, and the terms of which are incorporated herein by reference.

(b)	Supplemental Indenture to 2026 Senior Notes

On August 30, 2019, the Additional Cristal Entities entered into a supplemental indenture relating to the 6.5% Senior Notes due 2026 (the “2026 Senior Notes”) previously issued by Tronox Incorporated, a Delaware corporation, and guaranteed by Tronox Holdings plc and certain of its subsidiaries, whereby such Additional Cristal Entities became additional guarantors with respect to the 2026 Senior Notes (the “2026 Senior Notes Supplemental Indenture”). The foregoing summary of the 2026 Senior Notes Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the 2026 Senior Notes Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.2, and the terms of which are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Third Supplemental Indenture dated as of August 30, 2019 among Tronox Finance plc, the guarantors named therein and Wilmington Trust, National Association, as trustee.
4.2	Third Supplemental Indenture dated as of August 30, 2019 among Tronox Incorporated, the guarantors named therein and Wilmington Trust, National Association, as trustee.
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL
104	Cover Page Interactive Data File (formatted as Inline XBRL and included in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX HOLDINGS PLC

Date: September 3, 2019	By:	/s/ Jeffrey Neuman
		Name:	Jeffrey Neuman
		Title:	Senior Vice President, General Counsel and Secretary